As filed with the Securities and Exchange Commission on March 13, 2013

Registration No. 333-187012

Registration No. 333-187012-01

Registration No. 333-187012-02

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

to

Form S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Mid-Con Energy Partners, LP

Mid-Con Energy Finance Corporation

(Exact name of registrant as specified in its charter)

Delaware Delaware	45-2842469 80-0894797
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

2501 North Harwood Street, Suite 2410

Dallas, Texas 75201

(972) 479-5980

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Nathan P. Pekar

Mid-Con Energy GP, LLC

2501 North Harwood Street, Suite 2410

Dallas, Texas 75201

(972) 479-5980

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

William J. Cooper

Jon W. Daly

Andrews Kurth LLP

600 Travis, Suite 4200

Houston, Texas 77002

(713) 220-4200

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.   ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act:

Large accelerated filer	☐	Accelerated filer	☒

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

ADDITIONAL REGISTRANT GUARANTOR

Exact name of additional registrant as specified in its charter*	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification No.
Mid-Con Energy Properties, LLC	Delaware	45-2842566

*	The address for the additional registrant guarantor’s principal executive office is 2501 North Harwood Street, Suite 2410, Dallas, Texas 75201, and the telephone number is (972) 479-5980.

EXPLANATORY NOTE

This Amendment No. 1 to the registration statement on Form S-3 (File No. 333-187012) of Mid-Con Energy Partners, LP (the “Registration Statement”) is being filed solely to amend Item 16 of Part II thereof and to update certain exhibits thereto. This Amendment No. 1 does not modify any provision of the Registration Statement contained in Part I or Items 13, 14, 15 or 17 of Part II of the Registration Statement. Accordingly, Part I of the Registration Statement has been omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution

Set forth below are the expenses (other than underwriting discounts and commissions) expected to be incurred in connection with the issuance and distribution of the securities registered hereby. With the exception of the SEC registration fee and the FINRA filing fee, the amounts set forth below are estimates. The SEC registration fee will be paid by us and the Yorktown Partnerships on a pro rata basis, in proportion to the proposed maximum aggregate offering price of units registered by each party through this registration statement. All other expenses will be paid by us.

SEC registration fee	$56,157
FINRA filing fee	62,256
Legal fees and expenses	*
Accounting fees and expenses	*
Printing and engraving expenses	*
Trustee and Transfer Agent fees	*
Miscellaneous	*

Total	*

*	These fees are calculated based on the number of issuances and amount of securities to be offered, and accordingly cannot be estimated at this time.

Item 15. Indemnification of Directors and Officers

Mid-Con Energy Partners, LP

The partnership agreement of Mid-Con Energy Partners, LP provides that the partnership will, to the fullest extent permitted by law but subject to the limitations expressly provided therein, indemnify and hold harmless its general partner, any Departing Partner (as defined therein), any person who is or was an affiliate of the general partner, including any person who is or was a member, partner, officer, director, fiduciary or trustee of the general partner, any Departing Partner, any Group Member (as defined therein) or any affiliate of the general partner, any Departing Partner or any Group Member, or any person who is or was serving at the request of the general partner, including any affiliate of the general partner or any Departing Partner or any affiliate of any Departing Partner as an officer, director, member, partner, fiduciary or trustee of another person, or any person that the general partner designates as a Partnership Indemnitee for purposes of the partnership agreement (each, a “Partnership Indemnitee”) from and against any and all losses, claims, damages, liabilities (joint or several), expenses (including legal fees and expenses), judgments, fines, penalties, interest, settlements or other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Partnership Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, by reason of its status as a Partnership Indemnitee, provided that the Partnership Indemnitee shall not be indemnified and held harmless if there has been a final and non-appealable judgment entered by a court of competent jurisdiction determining that, in respect of the matter for which the Partnership Indemnitee is seeking indemnification, the Partnership Indemnitee engaged in fraud, willful misconduct or gross negligence or, a breach of its obligations under the partnership agreement of Mid-Con Energy Partners, LP or a breach of its fiduciary duty in the case of a criminal matter, acted with knowledge that the Partnership Indemnitee’s conduct was unlawful. This indemnification would under certain circumstances include indemnification for liabilities under the Securities Act. To the fullest extent permitted by law, expenses (including legal fees and expenses) incurred by a Partnership Indemnitee who is indemnified pursuant to the partnership agreement in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the partnership prior to a determination that the Partnership Indemnitee is not entitled to be indemnified upon receipt by the partnership of any undertaking by or on behalf of the Partnership Indemnitee to repay such amount if it shall be determined that the Partnership Indemnitee is not entitled to be indemnified under the partnership agreement provided, however, there shall be no advancement of costs or fees to any Partnership Indemnitee in the event of a derivative or direct action against such Person brought by at least a Majority in Interest of the Limited Partners. Any indemnification under these provisions will be only out of the assets of the partnership. Section 17-108 of the Delaware Revised Uniform Limited Partnership Act empowers a

Delaware limited partnership to indemnify and hold harmless any partner or other persons from and against all claims and demands whatsoever.

Mid-Con Energy Partners, LP is authorized to purchase (or to reimburse its general partner for the costs of) insurance against liabilities asserted against and expenses incurred by its general partner, its affiliates and such other persons as the respective general partners may determine and described in the paragraph above in connection with their activities, whether or not they would have the power to indemnify such person against such liabilities under the provisions described in the paragraphs above. The general partner has purchased insurance covering its officers and directors against liabilities asserted and expenses incurred in connection with their activities as officers and directors of our general partner or any of its direct or indirect subsidiaries.

Any underwriting agreement entered into in connection with the sale of the securities offered pursuant to this registration statement will provide for indemnification of officers and directors of our general partner, including liabilities under the Securities Act.

Mid-Con Energy Finance Corporation

Section 145 of the Delaware General Corporation Law (“DGCL”) provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful.

Section 145 of the DGCL also provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper. To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

The certificate of incorporation and bylaws of Mid-Con Energy Finance Corporation generally provide that the corporation shall, subject to applicable law, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was, at any time prior to or during which the indemnification provision thereunder is in effect, a director, officer, employee or agent of the corporation, or is or was, at any time prior to or during which the indemnification provision thereunder is in effect, serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against reasonable expenses (including attorneys’ fees), judgments, fines, penalties, amounts paid in settlement and other liabilities actually and reasonably incurred by such person in connection with such action, suit or proceeding to the full extent permitted by the DGCL, upon a determination having been made as to such person’s good faith and conduct.

Reference is also made to the underwriting agreement to be filed by amendment or incorporated by reference in connection with the offering of a particular class or series of securities under the prospectus which forms a part of this registration statement, which will provide for the indemnification of Mid-Con Energy Finance Corporation, its officers and directors, and any person who controls Mid-Con Energy Finance Corporation, including indemnification for liabilities under the Securities Act.

Mid-Con Energy Properties, LLC

Section 18-108 of the Delaware Limited Liability Company Act provides that, subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement, a Delaware limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. The limited liability company agreement of Mid-Con Energy Properties, LLC provides for the indemnification of its member, officers and authorized representatives to the fullest extent permitted by Delaware law against any and all losses, claims, damages, settlements and other amounts arising from any and all claims (including attorneys’ fees and expenses, as such fees and expenses are incurred), demands, actions, suits or proceedings (civil, criminal, administrative or investigative) in which such person may be involved, as a party or otherwise, by reason of the management of the affairs of the company, provided that such person will not be entitled to the foregoing indemnification if a court of competent jurisdiction has determined that such losses resulted primarily from the gross negligence or willful misconduct of such person.

Item 16. Exhibits

Exhibit

1.1***	Form of Underwriting Agreement

3.1	Certificate of Limited Partnership of Mid-Con Energy Partners, LP (incorporated by reference to Exhibit 3.1 to Mid-Con Energy Partners, LP’s Registration Statement on Form S-1 filed on August 12, 2011 (File No. 333-176265)).

3.2	First Amended and Restated Agreement of Limited Partnership of Mid-Con Energy Partners, LP, dated as of December 20, 2011 (incorporated by reference to Exhibit 3.1 to Mid-Con Energy Partners, LP’s current report on Form 8-K filed on December 23, 2011).

3.3	Certificate of Formation of Mid-Con Energy GP, LLC (incorporated by reference to Exhibit 3.4 to Mid-Con Energy Partners, LP’s Registration Statement on Form S-1 filed on August 12, 2011 (File No. 333-176265)).

3.4	Amended and Restated Limited Liability Company Agreement of Mid-Con Energy GP, LLC, dated as of December 20, 2011 (incorporated by reference to Exhibit 3.2 to Mid-Con Energy Partners, LP’s current report on Form 8-K filed on December 23, 2011).

3.5*	Certificate of Incorporation of Mid-Con Energy Finance Corporation dated February 11, 2013.

3.6*	Bylaws of Mid-Con Energy Finance Corporation dated February 11, 2013.

3.7*	Certificate of Formation of Mid-Con Energy Properties, LLC dated as of July 27, 2011.

3.8*	Limited Liability Company Agreement of Mid-Con Energy Properties, LLC dated as of July 27, 2011.

4.1*	Form of Senior Indenture (including form of senior debt security and form of guaranty agreement)

4.2*	Form of Subordinated Indenture (including form of subordinated debt security and form of guaranty agreement)

5.1*	Opinion of Andrews Kurth LLP as to the legality of the securities being registered

8.1*	Opinion of Andrews Kurth LLP relating to tax matters

12.1*	Computation of Ratio of Earnings to Fixed Charges

23.1*	Consent of Cawley, Gillespie & Associates, Inc.

23.2**	Consent of Grant Thornton LLP

23.3*	Consent of Grant Thornton LLP

23.4*	Consent of Andrews Kurth LLP (included in Exhibits 5.1 and 8.1)

24.1*	Powers of Attorney (included on the signature page of the initial filing of the registration statement)

25.1*	Statement of Eligibility and Qualification of the Trustee under the Senior Indenture under the Trust Indenture Act of 1939, as amended, on Form T-1.

25.2*	Statement of Eligibility and Qualification of the Trustee under the Subordinated Indenture under the Trust Indenture Act of 1939, as amended, on Form T-1.

*	Previously filed as an exhibit to the Registration Statement (Registration No. 333-187012) filed on March 1, 2013.
**	Filed herewith.
***	To be filed by amendment or incorporated by reference in connection with the offering of a particular class or series of securities.

Item 17. Undertakings

(a) The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that, in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(d) The undersigned registrant hereby undertakes that:

(1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b) (1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas.

Date: March 13, 2013

MID-CON ENERGY PARTNERS, LP

By: Mid-Con Energy GP, LLC, its general partner

By:	/s/ NATHAN P. PEKAR
Nathan P. Pekar
Vice President of Business Development & General Counsel

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates presented.

Signature	Title	Date

* S. Craig George	Executive Chairman of the Board of Directors	March 13, 2013

* Charles R. Olmstead	Chief Executive Officer and Director (Principal Executive Officer)	March 13, 2013

* Jeffrey R. Olmstead	Chief Financial Officer and Director (Principal Financial Officer)	March 13, 2013

* David A. Culbertson	Chief Accounting Officer (Principal Accounting Officer)	March 13, 2013

* Peter A. Leidel	Director	March 13, 2013

* Cameron O. Smith	Director	March 13, 2013

* Robert W. Berry	Director	March 13, 2013

* Peter Adamson III	Director	March 13, 2013

*By:	/s/ NATHAN P. PEKAR
Nathan P. Pekar, Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas.

Date: March 13, 2013

MID-CON ENERGY FINANCE CORPORATION

By:	/s/ NATHAN P. PEKAR
Nathan P. Pekar
Vice President of Business Development & General Counsel

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates presented.

Signature	Title	Date

* S. Craig George	Executive Chairman of the Board of Directors	March 13, 2013

* Charles R. Olmstead	Chief Executive Officer and Director (Principal Executive Officer)	March 13, 2013

* Jeffrey R. Olmstead	President, Chief Financial Officer and Director (Principal Financial Officer)	March 13, 2013

* David A. Culbertson	Chief Accounting Officer and Treasurer (Principal Accounting Officer)	March 13, 2013

*By:	/s/ NATHAN P. PEKAR
Nathan P. Pekar, Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas.

Date: March 13, 2013

MID-CON ENERGY PROPERTIES, LLC

By:	/s/ NATHAN P. PEKAR
Nathan P. Pekar
Vice President of Business Development & General Counsel of the registrant

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates presented.

Signature	Title**	Date

* Charles R. Olmstead	Chief Executive Officer of the registrant (Principal Executive Officer), and Director of Mid-Con Energy GP, LLC, the general partner of Mid-Con Energy Partners, LP, the sole member of the registrant	March 13, 2013

* Jeffrey R. Olmstead	Chief Financial Officer of the registrant (Principal Financial Officer), and Director of Mid-Con Energy GP, LLC, the general partner of Mid-Con Energy Partners, LP, the sole member of the registrant	March 13, 2013

* David A. Culbertson	Chief Accounting Officer of the registrant (Principal Accounting Officer)	March 13, 2013

* S. Craig George	Executive Chairman of the Board of Directors of Mid-Con Energy GP, LLC, the general partner of Mid-Con Energy Partners, LP, the sole member of the registrant	March 13, 2013

* Peter A. Leidel	Director of Mid-Con Energy GP, LLC, the general partner of Mid-Con Energy Partners, LP, the sole member of the registrant	March 13, 2013

* Cameron O. Smith	Director of Mid-Con Energy GP, LLC, the general partner of Mid-Con Energy Partners, LP, the sole member of the registrant	March 13, 2013

* Robert W. Berry	Director of Mid-Con Energy GP, LLC, the general partner of Mid-Con Energy Partners, LP, the sole member of the registrant	March 13, 2013

* Peter Adamson III	Director of Mid-Con Energy GP, LLC, the general partner of Mid-Con Energy Partners, LP, the sole member of the registrant	March 13, 2013

*By:	/s/ NATHAN P. PEKAR
Nathan P. Pekar, Attorney-in-fact

**	The registrant is a member-managed limited liability company, therefore, the registrant does not have a board of directors. The sole member of the registrant has appointed certain officers to serve as the registrant’s management.

INDEX TO EXHIBITS

Exhibit

1.1***	Form of Underwriting Agreement

3.1	Certificate of Limited Partnership of Mid-Con Energy Partners, LP (incorporated by reference to Exhibit 3.1 to Mid-Con Energy Partners, LP’s Registration Statement on Form S-1 filed on August 12, 2011 (File No. 333-176265)).

3.2	First Amended and Restated Agreement of Limited Partnership of Mid-Con Energy Partners, LP, dated as of December 20, 2011 (incorporated by reference to Exhibit 3.1 to Mid-Con Energy Partners, LP’s current report on Form 8-K filed on December 23, 2011).

3.3	Certificate of Formation of Mid-Con Energy GP, LLC (incorporated by reference to Exhibit 3.4 to Mid-Con Energy Partners, LP’s Registration Statement on Form S-1 filed on August 12, 2011 (File No. 333-176265)).

3.4	Amended and Restated Limited Liability Company Agreement of Mid-Con Energy GP, LLC, dated as of December 20, 2011 (incorporated by reference to Exhibit 3.2 to Mid-Con Energy Partners, LP’s current report on Form 8-K filed on December 23, 2011).

3.5*	Certificate of Incorporation of Mid-Con Energy Finance Corporation dated February 11, 2013.

3.6*	Bylaws of Mid-Con Energy Finance Corporation dated February 11, 2013.

3.7*	Certificate of Formation of Mid-Con Energy Properties, LLC dated as of July 27, 2011.

3.8*	Limited Liability Company Agreement of Mid-Con Energy Properties, LLC dated as of July 27, 2011.

4.1*	Form of Senior Indenture (including form of senior debt security and form of guaranty agreement)

4.2*	Form of Subordinated Indenture (including form of subordinated debt security and form of guaranty agreement)

5.1*	Opinion of Andrews Kurth LLP as to the legality of the securities being registered

8.1*	Opinion of Andrews Kurth LLP relating to tax matters

12.1*	Computation of Ratio of Earnings to Fixed Charges

23.1*	Consent of Cawley, Gillespie & Associates, Inc.

23.2**	Consent of Grant Thornton LLP

23.3*	Consent of Grant Thornton LLP

23.4*	Consent of Andrews Kurth LLP (included in Exhibits 5.1 and 8.1)

24.1*	Powers of Attorney (included on the signature page of the initial filing of the registration statement)

25.1*	Statement of Eligibility and Qualification of the Trustee under the Senior Indenture under the Trust Indenture Act of 1939, as amended, on Form T-1.

25.2*	Statement of Eligibility and Qualification of the Trustee under the Subordinated Indenture under the Trust Indenture Act of 1939, as amended, on Form T-1.

*	Previously filed as an exhibit to the Registration Statement (Registration No. 333-187012) filed on March 1, 2013.
**	Filed herewith.
***	To be filed by amendment or incorporated by reference in connection with the offering of a particular class or series of securities.